Risk management - Financial assets and liabilities (Details) $ in Millions, $ in Millions	Jun. 30, 2024 COP ($)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 COP ($)	Dec. 31, 2023 USD ($)	Jun. 30, 2023 COP ($)	Dec. 31, 2022 COP ($)
Risk management
Cash and cash equivalents	$ 13,236,875		$ 12,336,115		$ 11,324,835	$ 15,401,058
Other financial assets	$ 2,746,668		$ 2,232,775
USD$ Million
Risk management
Cash and cash equivalents		$ 806		$ 554
Other financial assets		765		1,188
Trade receivables and payables, net		(178)		(973)
Loans and borrowings		(18,838)		(18,470)
Other assets and liabilities, net		25		268
Net liability position		$ (17,420)		$ (17,433)